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This is filed pursuant to Rule 497(e).
File Nos. 333-8818 and 811-9176.

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ALLIANCE CAPITAL [LOGO] (R)
                             THE ALLIANCE STOCK FUNDS
                                 - Alliance Technology Fund
_________________________________________________________________

Supplement dated July 25, 2000 to the Prospectus and Application and the Advisor Class Prospectus and Application, each dated
February 1, 2000, of The Alliance Stock Funds.

The following information supersedes the information on pages 7 and 29 of the Prospectuses regarding the extent to which Alliance
Technology Fund, Inc. is permitted to invest in foreign securities.

On July 25, 2000, the Board of Directors of Alliance Technology Fund, Inc. approved a change to the Fund's non-fundamental investment policies raising the Fund's limitation on investments in foreign securities from 10% to 25% of its total assets. The revision does not reflect any material change in the Fund's investment strategy.

________________________________________________________________

You should retain this Supplement with your Prospectus for future reference.


(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.
























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